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                                                                EXHIBIT 10.49


                                  OFFICE LEASE

         This Office Lease ("Lease"), is made as of the 13th day of September, 1996, by and between EquiVest, Inc., an Illinois corporation, whose address is 7421 West 100th Place, Bridgeview, IL 60455-2442 (together with any successors and assigns, "Landlord"), and Princeton Dental Management Corporation, a Delaware corporation, whose address is 7421 West 100th Place, Bridgeview, IL 60455-2442 ("Tenant").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the space as specifically set forth on Exhibit A attached hereto and incorporated herein (the "Premises") in the building located at 7421 West 100th Place, Bridgeview, IL 60455-2442, for a term ("Term") to commence on September 13, 1996, and to continue on a month-to-month basis until terminate on not less than thirty (30) days prior written notice, or on such earlier date as this Lease may terminate as herein provided, except that, if any such date falls on a Sunday or a holiday, then this Lease shall end at 12 o'clock noon on the business day next preceding the aforementioned date, at the annual rental rate as set forth on Exhibit A hereto, payable in equal monthly installments, in advance, on the first day of each calendar month during the Term.

         The parties further agree as follows:

         1. Tenant shall use and occupy the premises as Tenants national office headquarters, and for no other purpose. Landlord represents that the Premises may lawfully be used for such purpose.

         2. Tenant shall pay rent and additional rent to Landlord at Landlord's address or at such other place as Landlord may designate in writing, without demand and without counterclaim, deduction or setoff.

         3. Tenant shall commit no act of waste and shall take good care of the Premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the Premises, conform to all laws, orders and regulations of the federal, state and municipal governments, or any of their departments, as may be applicable to the Premises. All improvements made by Tenant to the Premises which are so attached to the Premises that they cannot be removed without material injury to the Premises, shall become the property of Landlord upon installation. Not later than the last day of the Term Tenant shall, at Tenant's expense, remove all of Tenant's personal property and those improvements made by Tenant which have not become the property of Landlord, including trade fixtures, cabinetwork, movable paneling, partitions and the like, repair all





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injury done by or in connection with the installation or removal of such property and improvements, and surrender the Premises in as good condition as they were at the beginning of the Term, reasonable wear, and damage by fire, the elements, casualty or other cause not due to the misuse or neglect by Tenant or Tenant's agents, servants, visitors or licensees, excepted. All property of Tenant remaining on the Premises after the last day of the Term of this Lease shall conclusively be deemed abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal. Landlord may have any such property stored at Tenant's risk and expense.

         4. Tenant shall not, without Landlord's written consent: (a) make any alterations, additions or improvements in, to or about the Premises; (b) do or suffer anything to be done on the Premises which will increase the rate of fire insurance on the building in which the Premises are located ("Building"); (c) permit the accumulation of waste or refuse matter; (d) abandon the Premises or suffer the Premises to become vacant or deserted; or (e) assign, mortgage, pledge or encumber this Lease, in whole or in part, or sublet or underlet the Premises or any part thereof. Covenant (e) above shall be binding upon the legal representatives of Tenant, and upon every person to whom Tenant's interest under this Lease passes by operation of law, but shall not apply to assignment or subletting to the parent or subsidiary of a corporate Tenant or to consolidation or merger of such Tenant.

         5. Tenant shall observe and comply with the rules and regulations attached hereto as Exhibit B and incorporated herein, and with such further reasonable rules and regulations as Landlord may prescribe, on written notice to Tenant, for the safety, care and cleanliness of the Building and the comfort, quiet and convenience of other occupants of the Building.

         6. Landlord shall furnish the following services: (a) heat when and as required by law, on business days; (b) hot and cold water for lavatory purposes without charge, but if a further supply of water is required by Tenant, Tenant shall, at Tenant's expense, install (and shall thereafter maintain at Tenant's expense) a water meter to register such consumption, and Tenant shall pay as additional rent, when and as bills are rendered, for water consumed, at the cost to Landlord, and for sewer rents and all other rents and charges based upon such consumption of water; (c) cleaning services customary in the Building from time to time, if the Premises are used exclusively as offices; (d) subject to the provisions of Section 7 hereof, electricity for usual office requirements; and (e) air conditioning, during the appropriate season, on business days, except Saturdays, from 9:00 a.m. to 5:00 p.m. Tenant shall be required to pay to Landlord, as additional rent hereunder, Tenant's pro-rata share of any of the services provided to Tenant pursuant to this
Section 6.





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         7.  Tenant shall not use any electrical equipment which, in Landlord's reasonable opinion, will overload the wiring installations or interfere with the reasonable use thereof by Landlord or other tenants in the Building.

         8. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed 30% of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, no later than the 60th day following the damage, give Tenant a notice of election to Terminate this Lease, or if the cost of restoration will equal or exceed 50% of the replacement value and if the Premises shall not be reasonably usable for the purposes for which they are Leased hereunder, then Tenant may, no later than the 60th day following the damage, give Landlord a notice of election to Terminate this Lease. In the event of either of such elections this Lease shall be deemed to Terminate on the 3rd day after the giving of such notice, and Tenant shall surrender possession of the Premises within a reasonable time thereafter, and the rent and additional rent shall be apportioned as of the date of surrender and any rent paid for any period beyond that date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than 30% of the placement value of the Building, or if despite the cost Landlord does not elect to Terminate this Lease, Landlord shall restore the Building and the Premises with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to Terminate this Lease except as provided herein. Landlord need not restore fixtures and improvements owned by Tenant.

         In any case in which use of the Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in rent depending on the period for which and the extent to which the Premises are not reasonably usable for the purposes for which they are Leased hereunder. The words "restoration" and "restore" as used in this article shall include repairs. If the damage results from the fault of Tenant, or Tenant's agents, servants, visitors or licensees, Tenant shall not be entitled to any abatement or reduction of rent, except to the extent, if any, that Landlord receives the proceeds of rent insurance in lieu of such rent.

         9. If the Premises or any part thereof or any estate therein, or any other part of the Building materially affecting Tenant's use of the Premises, be taken by virtue of eminent domain, this Lease shall Terminate on the date when title vests pursuant to such taking, the rent and additional rent shall be apportioned as of that date and any rent paid for any period beyond that date shall be repaid to Tenant. Tenant shall not be entitled to any part of the award or any payment in lieu thereof; but Tenant may file a





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claim for any taking of fixtures and improvements owned by Tenant, and for moving expenses.

         10. If Tenant defaults in the payment of rent or additional rent or defaults in the performance of any of the covenants or conditions hereof, Landlord may give to Tenant notice of such default and if Tenant does not cure any rent or additional rent default within 5 days, or other default within 10 days, after the giving of such notice (or, if such other default is of such nature that it cannot be completely cured within such 10 days, if Tenant does not commence such curing within such 10 days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Landlord may Terminate this Lease on not less than 3 days notice to Tenant, and on the date specified in such notice the Term of this Lease shall Terminate, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as herein provided. If this Lease shall have been so Terminated by Landlord, Landlord may at any time thereafter resume possession of the Premises by any lawful means and remove Tenant or other occupants and their effects.

         In any case where Landlord has recovered possession of the Premises by reason of Tenant's default, Landlord may at, Landlord's option, occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining Premises, or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof as agent of Tenant or otherwise, for a Term or Terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Landlord's option, and receive the rent therefor, applying the same first to the payment of such expenses as Landlord may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining Premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorneys' fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of Tenant as herein provided; and Tenant agrees, whether or not Landlord has relet, to pay to Landlord damages equal to the rent and other sums herein agreed to be paid by Tenant, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by Tenant on the several rent days above specified. In reletting the Premises as aforesaid, Landlord may grant rent concessions, and Tenant shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. If Landlord elects, pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the Term as originally fixed or since extended, there shall be allowed against Tenant's obligation for rent or damages as herein defined, during the period of Landlord's occupancy, the reasonable value of such occupancy, not to exceed in any event the





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rent herein reserved and such occupancy shall not be construed as a release of
Tenant's liability hereunder.

         Tenant hereby waives all right of redemption to which Tenant or any person claiming under Tenant might be entitled by any law now or hereafter in force.

         Landlord's remedies hereunder are in addition to any remedy allowed by law.

         11. The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other instance. This Lease cannot be changed or Terminated orally.

         12. If (a) the Premises are underlet, sublet or occupied by anybody other than Tenant and Tenant is in default hereunder, or (b) this Lease is assigned by Tenant, then, Landlord may collect rent from the assignee, undertenant, sublessor or occupant, and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of such assignee, undertenant or occupant as Tenant, or a release of Tenant from further performance of the covenants contained herein.

         13. This Lease shall be subject and subordinate to all underlying leases and to mortgages which may now or hereafter affect such Leases or the real property of which the Premises form a part, and also to all renewals, modifications, consolidations and replacements of such underlying leases and such mortgages. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of such mortgages or by any of the lessors under such underlying leases. Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute and deliver any such instrument for Tenant.

         14. Tenant shall deposit with Landlord, within six (6) months of the signing of this Lease, the sum of $1,555.00 as security for the performance of Tenant's obligations under this Lease, including without limitation the surrender of possession of the Premises to Landlord as herein provided. If Landlord applies any part of the deposit to cure any default of Tenant, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the Term of this Lease.

         15. If Tenant breaches any covenant or condition of this Lease, Landlord may, on reasonable notice to Tenant (except that no notice need be given in case of emergency), cure such breach at the





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expense of Tenant and the reasonable amount of all expenses, including attorneys' fees, incurred by Landlord in doing so (whether paid by Landlord or not) shall be deemed additional rent payable on demand.

         16. Tenant shall, within 10 days after notice from Landlord, discharge any mechanic's lien for materials or labor claimed to have been furnished to the Premises on Tenant's behalf.

         17. Any notice by either party to the other shall be in writing and shall be deemed to be duly given only if delivered personally or mailed by registered or certified mail in a postpaid envelope addressed (a) if to Tenant, at the Building and (b) if to Landlord, at Landlord's address first above set forth, or at such other addresses as Tenant or Landlord, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, upon delivery thereof.

         18. Landlord may, but shall not be obligated to, enter the Premises at any reasonable time, on reasonable notice to Tenant (except that no notice need be given in case of emergency) for the purposes of inspection or the making of such repairs, replacements and additions in, to, on and about the Premises or the Building, as Landlord deems necessary or desirable. Landlord, or any other tenant or party as may be designated by Landlord from time to time, shall retain the unconditional right to use the Premises at any time to access other parts of the property located at 7421 West 100th Place, Bridgeview, IL 60455-2442. Tenant shall have no claim or cause of action against Landlord by reason thereof except as provided in Section 19 hereof.

         19. Interruption or curtailment of any service maintained in the Building if caused by strikes, mechanical difficulties, or any causes beyond Landlord's control whether similar or dissimilar to those enumerated, shall not entitle Tenant to any claim against Landlord or to any abatement in rent, nor shall the same constitute constructive or partial eviction, unless Landlord fails to take such measures as may be reasonable in the circumstances to restore the service without undue delay. If the Premises are rendered untenantable in whole or in part, for a period of over 3 business days, by the making of repairs, replacements or additions, other than those made with Tenant's consent or caused by misuse or neglect by Tenant or Tenant's agents, servants, visitors or licensees, there shall be a proportionate abatement of rent during the period of such untenantability.

         20. Tenant shall not be entitled to claim a constructive eviction from the Premises unless Tenant shall have first notified Landlord in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Landlord shall have failed within a reasonable time after receipt of notice to remedy such conditions.





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         21.  Landlord may show the Premises to prospective purchasers, mortgagees and prospective tenants, during business hours upon reasonable notice to Tenant.

         22. The terms and conditions of this Lease supersede those of all previous agreements between the parties with respect to the Premises.

         23. Landlord covenants that if and so long as Tenant pays the rent and additional rent and performs the covenants hereof, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term herein mentioned, subject to the provisions of this Lease.

         24. Tenant shall from time to time, upon not less than 10 days prior written request by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect as modified, listing the instruments of modification), the dates to which the rent and other charges have been paid, and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this article may be relied upon by a prospective purchaser of Landlord's interest or mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building.

         25. To the extent such waiver is permitted by law the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.

         26. The provisions of this Lease shall apply to, bind and enure to the benefit of Landlord and Tenant, and their respective successors, legal representatives and assigns; it being understood that the term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, or the lessee for the time being of the Building, so that in the event of any sale or sales of the Building or of any Lease thereof or if the mortgagee, or anyone by virtue of or through the mortgage, if any, directly or indirectly, shall take possession of the Premises, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the lessee or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.





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         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

PRINCETON DENTAL MANAGEMENT CORPORATION


By:
    -----------------------------------
    Gary A. Lockwood, President


EQUIVEST, INC.


BY:
    -----------------------------------
    Frank Leonard Laport, President



State of
         --------
County of
          -------

On       , before me personally came Gary A. Lockwood to me known, who being by me duly sworn, did depose and say that he is the President of Princeton Dental Management Corporation, the corporation described in and which executed the foregoing instrument and that he signed his name thereto with due authorization of the Board of Directors of said corporation.


-----------------------------------

-------------------------------------------------------------------------------

State of
         --------
County of
          -------

On       , before me personally came Frank Leonard Laport to me known, who being by me duly sworn, did depose and say that he is the President of EquiVest, Inc., the corporation described in and which executed the foregoing instrument and that he signed his name thereto with due authorization of the Board of Directors of said corporation.


-----------------------------------





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                                   EXHIBIT B

            Rules and Regulations Referred to in the Foregoing Lease

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. If the Premises are situated on the ground floor with direct access to the street, then Tenant shall, at Tenant's expense, keep the sidewalks and curbs directly in front of the Premises clean and free from ice, snow and refuse.

2. No awnings, air-conditioning units or other projections shall be attached to the outside walls or windowsills of the Building or otherwise project from the Building, without the prior written consent of Landlord.

3. No sign or lettering shall be affixed by Tenant on any part of the outside of the Premises, or on any part of the inside of the Premises so as to be clearly visible from the outside of the Premises, without the prior written consent of Landlord. However, Tenant shall have the right to place its name on any door leading into the Premises, the size, color and style thereof to be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall place Tenant's name on the directory in the lobby of the Building. Tenant shall not have the right to have additional names placed on the directory without Landlord's prior written consent, which consent shall not be unreasonably withheld.

4. The windows in the Premises shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills or in the halls or in any other part of the Building, nor shall any article be thrown out of the doors or windows of the Premises.

5. Tenant shall not lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of the Premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first fixed to the floor by a paste or other material that may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited.

6. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or interfere with other tenants or those having business with them.





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7.  No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, and Tenant shall, upon the Termination of this tenancy, deliver to Landlord all keys to any space within the Building, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

8. The carrying in or out of freight, furniture or bulky matter of any description must take place during such hours as Landlord may from time to time reasonably determine. The installation and moving of such freight, furniture or bulky matter shall be made upon previous notice to the superintendent of the Building and the persons employed by Tenant for such work must be reasonably acceptable to Landlord. Tenant may, subject to the provisions of the immediately preceding sentence, move freight, furniture, bulky matter and other material into or out of the Premises on Saturday between the hours of 8:30 a.m. and 6:00 p.m. provided Tenant pays the additional costs, if any, incurred by Landlord for elevator operators, security guards and other expenses arising by reason of such move by Tenant and if, at least 2 days prior to such move, Landlord requests that Tenant deposit with Landlord, as security for Tenant's obligation to pay such additional costs, a sum which Landlord reasonably estimates to be the amount of such additional costs, then Tenant shall deposit such sum with Landlord as security for such costs.

9. Landlord reserves the right to prescribe the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition from arising. Business machines and other equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb and prevent unreasonable vibration, noise and annoyance.

10. Tenant shall not clean or permit the cleaning of any window in the Premises from the outside, except in strict conformity with law of any body having jurisdiction thereof.

11. Landlord shall not be responsible to Tenant for the nonobservance or violation of any of these rules and regulations by any other tenants.





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